                                                                   EXHIBIT 10.3

DRAFT SEPTEMBER 10, 2001


                        SETTLEMENT AGREEMENT AND RELEASE

     Challis International Limited ("Challis"),Allgemeine Repraesentationsanstalt Postfach 539Am Schragen Weg 2 FL 9490 Vaduz Principality of Liechtenstein, Roderic Alexander Innes Hamilton ("Hamilton"), Allgemeine Repraesentationsanstalt Postfach 539Am Schragen Weg 2 FL 9490 Vaduz Principality of Liechtenstein, Constellation 3D Technology Limited ("C3D Tech"), a British Virgin Islands company with offices at 805 Third Avenue, New York, New York, and Constellation 3D Inc. ("C3D Inc.") located at 805 Third Avenue - 14/th/ Floor New York, New York, hereby state:

     WHEREAS, Challis commenced an action against C3D Tech and C3D Inc. in the Supreme Court of the State of New York, County of New York, under Index Number 602463/00 (the "Litigation") seeking to recover common shares of C3D Inc.; and

     WHEREAS, C3D Tech and C3D Inc. have interposed various counterclaims in the Litigation seeking compensation from Challis and Hamilton; and

     WHEREAS, C3D Tech and C3D Inc. on the one hand, and Challis and Hamilton on the other, each deny any wrongdoing, further deny any obligation to compensate the other, but nevertheless desire to resolve the litigation at this time solely to avoid the expense and distraction of protracted litigation;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration Challis, Hamilton, C3D Tech and C3D Inc. (collectively, the "Parties") hereby agree as follows:

                              ARTICLE 1: Settlement
                              ---------------------

     1. The Parties fully and forever settle and resolve all past, present and future disputes relating to the Litigation without admission of any issue of fact or law, pursuant to the terms and conditions set forth below.

       ARTICLE 2: Transfer of Shares to Williams de Broe
       -------------------------------------------------

     2.1. In consideration of the releases in Article 4 hereof, the dismissal of the Litigation in Article 5 hereof, and the indemnification in Article 6 hereof, C3D Tech agrees to tender, subject to the terms of this Settlement Agreement and the WDB Agreement (as defined below), directly to Williams de Broe, PLC, P.O. Box 515, 6 Broadgate, London EC2M 2RP, 1,000,000 shares of C3D Inc. common stock (the "WDB Shares") within ten (10) business days after Williams de Broe executes a separate agreement in the form attached as Exhibit A (the "WDB Agreement"), and further provided that Williams de Broe agrees to a restriction against shorting the WDB Shares, selling derivatives linked to the WDB Shares or any other perceived hedging activity until such time as the restrictions on the WDB Shares are removed and/or expire.

     C3D Tech hereby warrants and represents that it has the requisite shares and authority to transfer said shares to Williams de Broe in satisfaction of the terms of this Settlement Agreement.

     2.2. As set forth in the WDB Agreement, the WDB Shares shall be "restricted shares," within the meaning of the securities laws of the United States, and shall bear a legend designating them as such. The WDB Shares will not have been registered under the Securities Act of 1933, as amended (the "Act"), and therefore, cannot be resold unless they are registered under the Act or unless an exemption from registration is available. Once the restriction expires, neither C3D Inc. nor C3D Tech shall hinder in any way the registration of the WDB Shares, and C3D Inc. shall reasonably cooperate with the registration of those shares. In addition, C3D, Inc., shall if lawful and practicable, include the WBD shares on its next filed registration statement.

                        ARTICLE 3: Remedies Upon Default
                        --------------------------------

     3.1. In the event that C3D Tech fails to transfer the WDB Shares to Williams de Broe for any reason (except pursuant to Court order), Williams de Broe shall be entitled to a judgment against C3D Tech (the "Judgment") for the market value of the WDB shares as of the date application for the Judgment is made. Application for such judgment may be made by Williams de Broe or by Challis on behalf of Williams de Broe, it being expressly agreed that Williams de Broe is a third party beneficiary of the agreement of C3D Tech to transfer the WDB Shares to Williams de Broe, and all other matters set forth in Article 2, above.

     3.2. C3D Tech's sole defense to the judgment shall be that the WDB Shares have been tendered as provided in Article 2 of this Agreement and/or a Court Order has been rendered preventing the tender of said shares.

     3.3 In the event C3D Tech fails to deliver the shares to Williams de Broe in accordance with the terms of this Settlement Agreement, Challis at its option after notice and a reasonable time to cure may terminate this Settlement Agreement with respect to C3D

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Tech and declare it null and void, however this Settlement Agreement shall remain binding with respect to C3D, Inc.

                               ARTICLE 4: Releases
                               -------------------

     4.1. Challis, its parents, subsidiaries, affiliated companies and predecessor companies, and each of their past and present officers, directors, employees, stockholders and representatives, and Hamilton, and all of their successors and assigns (the "Challis Releasors") irrevocably waive, relinquish and fully and forever release and discharge C3D Inc. and C3D Tech, their parents, subsidiaries, affiliated companies and predecessor companies, and each of their past and present officers, directors, employees, stockholders and representatives, their successors, attorneys-in-fact and attorneys (the "C3D Releasees"), from any and all claims, duties, causes of action, demands, obligations, liabilities, rights, and damages of any kind, whether now known or unknown, contingent or noncontingent, asserted or unasserted, whether at law, in equity or pursuant to statute, which the Challis Releasors ever had, now have or hereafter can, shall or may have against any of the C3D Releasees for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof, except as to obligations specifically provided in this Settlement Agreement and Release.

     4.2. C3D Inc. and C3D Tech, their parents, subsidiaries, affiliated companies and predecessor companies, and each of their past and each of their present officers, directors, employees, stockholders and representatives, successors and assigns (the "C3D

Releasors") irrevocably waive, relinquish and fully and forever release and discharge Challis, its parents, subsidiaries, affiliated companies and predecessor companies, and each of their past and present officers, directors, employees, stockholders and representatives (including but not limited to Hamilton), and all of their successors, attorneys-in-fact and attorneys (the "Challis Releasees"), from any and all claims, duties, causes of action, demands, obligations, liabilities, rights, and damages of any kind, whether now known or unknown, contingent or noncontingent, asserted or unasserted, whether at law, in equity or pursuant to statute, which the C3D Releasors ever had, now have or hereafter can, shall or may have against any of the Challis Releasees for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof, except as to obligations specifically provided in this Settlement Agreement and Release.

                        ARTICLE 5: The Pending Litigation
                        ---------------------------------

     5. The Parties shall dismiss the Litigation with prejudice within 10 days after exchanging executed copies of this Settlement Agreement and Release. Each Party shall bear its own attorneys fees and costs in connection with effecting such dismissal, provided, however, that if any Party fails for any reason to cooperate with the same the other Party shall seek an order granting dismissal and shall be entitled to recover from the recalcitrant Party reasonable attorneys fees and costs in effecting the same.

                           ARTICLE 6: Indemnification
                           --------------------------

     6. Challis and Hamilton represent and acknowledge that neither Challis nor Hamilton have ever been authorized to act on behalf of C3D Inc., whether to sell shares of stock on behalf of C3D Inc. or otherwise legally bind C3D Inc. in any other matter whatsoever. Challis and Hamilton further represent that neither Challis nor Hamilton has any outstanding obligation or promise to sell shares of stock of C3D Inc. Accordingly, the Challis Releasors, jointly and severally, agree to defend and indemnify, and hold fully harmless, C3D Inc. and C3D Tech, their parents, subsidiaries, affiliated companies and predecessor companies, their past and present officers, directors, employees, stockholders and representatives, their successors, attorneys-in-fact and attorneys, from and against any and all claims, duties, causes of action, demands, obligations, liabilities, rights, and damages of any kind, whether now known or unknown, contingent or noncontingent, asserted or unasserted, whether at law, in equity or pursuant to statute asserted by any person or entity (other than any claim made by Williams de Broe pursuant to this Settlement Agreement) claiming that they are owed shares of either C3D Inc. or C3D Tech by virtue of any agreement with any of the Challis Releasors, acting on their own behalf or purportedly on behalf of C3D Inc. or C3D Tech. The Parties explicitly agree that payment is not a precondition to the obligation herein to indemnify and defend.

                          ARTICLE 7: General Provisions
                          -----------------------------

     7.1. The Parties each have participated in the drafting of this Settlement Agreement and Release through their respective counsel. Therefore, the language of this Settlement Agreement and

Release shall not be presumptively construed in favor or against any Party.

     7.2. This Settlement Agreement and Release represents the entire understanding and agreement among the Parties. The Parties each represent and warrant that no representation, warranties or promises, whether express or implied, have been relied on other than as set forth herein, and as set forth in the separate agreement to be executed with Williams de Broe pursuant to Article 2, above. Any other provisions of this Settlement Agreement and Release to the contrary notwithstanding, this Settlement Agreement and Release can only be modified by a writing signed by the Party against whom such modification is sought to be enforced and this provision cannot be orally waived.

     7.3. This Settlement Agreement and Release shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflict of law rules, any dispute under, regarding or pertaining this Settlement Agreement and Release shall be resolved in a federal or state court located in New York County in the State of New York, and the prevailing party in any such dispute shall be entitled to recover reasonable attorneys fees and costs. Challis, Hamilton, C3D Inc. and C3D Tech expressly consent to jurisdiction in such courts for purposes of this Settlement Agreement and Release.

     7.5. In the event that any additional action must be commenced for purposes of enforcing any provision of this Settlement Agreement and Release (including but not limited to for purposes of obtaining the Judgment or enforcing Challis' indemnification obligations), (1) C3D Inc. and C3D Tech agree that that service by certified mail to the General Counsel of C3D Inc. shall be effective; and (2) Challis and Hamilton hereby irrevocably appoint as their agent for service of process the law firm of Shatzkin, Reiss & Eisenpress, 425 Madison Avenue, New York, New York, and that service by certified mail shall be effective.

     7.6. This Settlement Agreement and Release may be executed in counterparts, each of which shall be deemed an original and all of which shall together constitute one agreement. In any case, each Party shall receive an original executed by each other party. This Settlement Agreement and Release shall be void, and without effect, until signed by all parties hereto before a notary public.

CHALLIS INTERNATIONAL LIMITED                 CONSTELLATION 3D INC.


By: Roderic Alexander Hamilton                By: /s/ Eugene Levich
   Name:                                        Name:
   Title: Secretary and  Signator               Title: /s/ Chairman
   Date:  September ___, 2001                   Date:  September ___, 2001


                                              CONSTELLATION 3D TECHNOLOGY
                                                LIMITED

/s/ Roderic Alexander Hamilton
--------------------------------
RODERIC ALEXANDER INNES HAMILTON              By: /s/ Lev Zaidenberg
                                                Name:
                                                Title: Chairman
                                                Date:  September ___, 2001

                           A C K N O W L E D G M E N T
COUNTRY OF _____________   )
                           : SS.:
CITY OF ________________   )


     On September ___, 2001, before me personally came Roderic Alexander Innes Hamilton, to me known, who, be me duly sworn, did depose and say that deponent is the ______________ of Challis International Limited, the corporation described in the foregoing Settlement Agreement and Release, and that he executed the same on his own behalf, and on behalf of Challis International Limited by order of the board of directors of that corporation, and he acknowledged to me that he executed the same.


                                        _______________________________________
                                        Notary Public

                           A C K N O W L E D G M E N T
STATE OF ____________      )
                           : SS.:
COUNTY OF ___________      )


     On September ___, 2001, before me personally came ______________________, to me known, who, be me duly sworn, did depose and say that deponent is the ______________ of Constellation 3D Inc., the corporation described in the foregoing Settlement Agreement and Release, and that he executed the same by order of the board of directors of that corporation, and he acknowledged to me that he executed the same.


                                        _______________________________________
                                        Notary Public

                           A C K N O W L E D G M E N T
STATE OF ____________      )
                           : SS.:
COUNTY OF ___________      )


     On September ___, 2001, before me personally came ______________________, to me known, who, be me duly sworn, did depose and say that deponent is the ______________ of Constellation 3D Technology Limited, the corporation described in the foregoing Settlement Agreement and Release, and that he executed the same by order of the board of directors of that corporation, and he acknowledged to me that he executed the same.


                                       ________________________________________
                                       Notary Public

                                    EXHIBIT A
                    AGREEMENT RELATING TO TRANSFER OF SHARES
                    ----------------------------------------

     Whereas, Constellation 3D Technology Limited ("C3D Tech") a British Virgin Islands Company with offices at 805 Third Avenue, New York, New York,has agreed in connection with an agreement with Challis International Ltd. to transfer directly to Williams dde Broe, PLC P.O. Box 515, 6 Broadgate, London EC2M 2RP, 1,000,000 shares of common stock (the "WDB Shares") of Constellation 3D Inc. ("C3D Inc.) within ten (10) business days after the Parties execute this agreement; accordingly, C3D Tech and Williams de Broe hereby agrees as follows:

     1. The WDB Shares shall be "restricted shares," within the meaning of the securities laws of the United States, and shall bear a legend to the following effect:

         THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB") OR AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 PROMULGATED UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB OR ACCREDITED INVESTOR IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Accordingly, among other things, Williams de Broe agrees to a restriction against shorting the WDB Shares, selling derivatives linked to the WDB Shares or any other perceived hedging activity until such time as the restriction on the WDB Shares are removed and/or expire. C3D Inc. will not register any transfer of shares in violation of the restrictions set forth in that legend. Once the restriction expires, neither C3D Inc. nor C3D Tech shall hinder in any way the registration of transfer of the WDB Shares, and C3D Inc. shall reasonably cooperate with the registration of transfer of those shares. In addition, C3D, Inc. shall, if lawful and practicable, include the WBD shares on its next filed registration statement.

     2. In connection with the transfer of WDB Shares contemplated by the Settlement Agreement, C3D Tech hereby represents, warrants and agrees that:

          a. Neither C3D Tech, nor any person acting on its behalf, has offered or sold any of the WDB Shares by any form of general solicitation or general advertising.

          b. The transfer of WDB Shares has not and will not be integrated with any other offering of shares of stock of C3D Inc.

     3. In connection with the transfer of WDB Shares contemplated by the Settlement Agreement, Williams de Broe hereby represents, warrants and agrees that:

          a. Williams de Broe is acquiring the WDB Shares for its own account, and not as nominee or agent for any other person and with no intention of distributing or reselling the WDB Shares or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or of any state thereof.

     b. Williams de Broe understands that the WDB Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and therefore, cannot be resold unless they are registered under the Act or unless an exemption from registration is available, and that the certificates representing the WDB Shares will bear a legend to that effect.

     c. Williams de Broe is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Act).

     d. Williams de Broe, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the WDB Shares, and Williams de Broe is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

     e. Williams de Broe has been afforded access to officials of C3D Inc. and information about C3D Inc. and C3D Inc.'s financial condition, results of operations, business, property, management and prospects sufficient to enable Williams de Broe to evaluate an investment in the WDB Shares.

     f. In connection with the transfer of WDB Shares contemplated by the Settlement Agreement, Williams de Broe negotiated directly with C3D Tech in arranging and effecting the transfer of WDB Shares without the involvement of any brokers or dealers. The transfer was effected in the State of New York.

     3. Williams de Broe, its parents, subsidiaries, affiliated companies and predecessor companies, and each of their past and present officers, directors, employees, stockholders and representatives, and all of their successors and assigns (the "WDB Releasors") irrevocably waive, relinquish and fully and forever release and discharge C3D Inc. and C3D Tech, their parents, subsidiaries, affiliated companies and predecessor companies, and each of their past and present officers, directors, employees, stockholders and representatives, their successors, attorneys-in-fact and attorneys (the "C3D Releasees"), from any and all claims, duties, causes of action, demands, obligations, liabilities, rights, and damages of any kind, whether now known or unknown, contingent or noncontingent, asserted or unasserted, whether at law, in equity or pursuant to statute, which the WDB Releasors ever had, now have or hereafter can, shall or may have against any of the C3D Releasees for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof, except as to the obligations of C3D Inc. and C3D Tech specifically provided above.

CONSTELLATION 3D TECHNOLOGY                     WILLIAMS dE BROE
  LIMITED

                                                By: /s/ John Gunn

By: /s/ Lev Zaidenberg                          Name:
    ------------------                          Title: Investment Manager
    Name: Chairman                              Date:  September ____, 2001
    Title:
    Date:  September ____, 2001

                           A C K N O W L E D G M E N T
STATE OF ____________      )
                           : SS.:
COUNTY OF ___________      )


     On September ___, 2001, before me personally came ______________________, to me known, who, be me duly sworn, did depose and say that deponent is the ______________ of Williams de Broe, PLC the [corporation] described in the foregoing Settlement Agreement and Release, and that he executed the same by order of the board of directors of that corporation, and he acknowledged to me that he executed the same.



                                       ________________________________________
                                       Notary Public